Exhibit 99.1

NEWS RELEASE

September 5, 2024

First Majestic Announces Agreement to Acquire Gatos Silver

Vancouver, BC, Canada - First Majestic Silver Corp. (NYSE:AG) (TSX:AG) (FSE:FMV) (“First Majestic”) and Gatos Silver, Inc. (“Gatos”) (NYSE:GATO) (TSX:GATO) are pleased to announce they have entered into a definitive merger agreement (the “Definitive Agreement”) pursuant to which First Majestic will acquire all of the issued and outstanding common shares of Gatos (the “Transaction”). Gatos is a silver dominant producer with a 70% interest in the Los Gatos Joint Venture, which owns the producing Cerro Los Gatos underground silver mine in Chihuahua, Mexico.

Under the terms of the Definitive Agreement, Gatos shareholders will receive 2.550 common shares of First Majestic for each common share of Gatos held. The consideration implies a total offer value of US$13.49 per common share of Gatos based on the closing price of First Majestic’s common shares on the New York Stock Exchange (the “NYSE”) on September 4, 2024, and represents a 16% premium based on each company’s closing prices and 20-day volume weighted average prices (“VWAP”) on the NYSE ending September 4, 2024. The proposed Transaction implies a total equity value for Gatos of approximately US$970 million. Following completion of the Transaction, existing Gatos shareholders will own approximately 38% of First Majestic shares on a fully-diluted basis.

TRANSACTION HIGHLIGHTS

▪
Consolidates three world-class, producing silver mining districts in Mexico under one banner: Cerro Los Gatos, San Dimas and Santa Elena collectively provide the foundation of a diversified, intermediate primary silver producer

▪
Enhances production profile with strong margins: Combined annual production of 30-32 million ounces of silver-equivalent, including 15-16 million ounces of silver at all-in sustaining costs of US$18.00-US$20.00 per silver-equivalent ounce[1]

▪	Bolsters free cash flow generation: Gatos expected to immediately contribute annual free cash flow of approximately US$70 million to the combined entity[2]

▪
Leverages a highly experienced combined team with a strong track record of value creation in Mexico: Over 20 years of experience operating in Mexico, with an emphasis on socially responsible mining, community engagement and value creation

1 Based on First Majestic and Gatos 2024 production guidance, adjusted for First Majestic metal price assumptions and shown on an attributable basis
2 Based on analyst consensus estimates for 2024

▪	Maintains peer-leading exposure to silver: Over 50% of pro forma revenue derived from silver compared to an average of ~30% for intermediate silver producing peers

▪
Creates a 350,000 hectare highly prospective land package which has yielded a history of exploration success and economic discoveries: Cerro Los Gatos contributes approximately 103,000 hectares of unencumbered land with significant new discovery potential to an existing package of approximately 245,000 hectares across San Dimas, Santa Elena, and other First Majestic properties, which has yielded a history of exploration success and economic discoveries

▪
Results in a larger company with a strengthened balance sheet, leading trading liquidity and improved capital markets profile: Pro forma market capitalization approaching US$3 billion, average daily trading liquidity of approximately US$49 million[3], and well-positioned to deliver increased shareholder value

▪
Realizes meaningful synergies: Corporate cost savings, supply chain and procurement efficiencies, cross-pollination of expertise, and acceleration and optimization of internal projects and exploration programs all expected to deliver meaningful value creation for all shareholders

Keith Neumeyer, President & Chief Executive Officer of First Majestic, commented, “The acquisition of Gatos Silver is a highly compelling and transformative transaction that meaningfully enhances First Majestic’s operating platform through the addition of 70% of Cerro Los Gatos - a high quality, long-life, unencumbered, free cash flow generating asset in the mining-friendly state of Chihuahua, Mexico. Mexico is a country that First Majestic has operated in for over 20 years, and we are extremely excited to deploy our operating expertise within these mining districts to deliver operational synergies and exploration success for our shareholders. We look forward to working with the operating team at Cerro Los Gatos and with our new joint venture partner Dowa Metals & Mining Co., Ltd. (“Dowa”) ,and we are pleased to welcome all Gatos shareholders as they transition into being shareholders of First Majestic going forward.”

Dale Andres, Chief Executive Officer of Gatos, commented, “We are pleased to enter into this transaction with First Majestic, as it provides our shareholders an attractive immediate premium and the opportunity to retain exposure to the high quality, long-life Cerro Los Gatos asset, now within a well-established intermediate primary silver producer. This transaction also provides our shareholders with the benefits of First Majestic’s enhanced capital markets presence, liquidity and balance sheet, while combining its local Mexican expertise and history of operations with our history of successful performance. I want to thank the Cerro Los Gatos operating team for its dedication. I am confident that the combination of our strong operating teams will create an opportunity to generate significant value for all shareholders.”

BENEFITS TO FIRST MAJESTIC SHAREHOLDERS

▪	Adds a third cornerstone, long-life, low-cost, producing underground mine with exploration potential to the First Majestic portfolio

▪	Bolsters anticipated annual attributable production by approximately 6 million ounces of silver and 9 million ounces of silver-equivalent based on Gatos’ 2024 production guidance

▪	Cerro Los Gatos generates significant free cash flow and enhances portfolio diversification

3 Based on each company’s average daily value traded over the last twelve months

▪	Accretive on all key metrics including NAV, cash flow, production, and Mineral Reserves to First Majestic shareholders

▪
Adds concessions covering approximately 103,000 hectares of unencumbered (no material royalties or streams) land at Cerro Los Gatos, with significant exploration potential and supported by a large base of Mineral Reserves and Resources

▪	Builds upon First Majestic’s strengths in Mexico and underground mining expertise

▪	Enhances scale and capital markets presence, and solidifies position as an intermediate primary silver producer

BENEFITS TO GATOS SHAREHOLDERS

▪	Attractive immediate premium of 16% on a spot and 20-day VWAP basis

▪	Meaningful equity participation in an intermediate primary silver producer with a highly diversified portfolio, including three world-class, mining districts

▪	Unique opportunity to gain production diversification while combining Cerro Los Gatos with complementary, high-quality assets

▪	Combination provides enhanced capital markets presence and trading liquidity

▪	Superior financial strength and flexibility to support advancement of continued margin improvement, growth projects and exploration programs

▪	Combined land package of approximately 350,000 hectares with significant exploration potential

▪	Ability to leverage First Majestic’s long-term good standing with local governments, unions and community

TRANSACTION SUMMARY

The Transaction will be effected by way of a reverse triangular merger under Delaware law, whereby a wholly-owned Delaware subsidiary of First Majestic will merge with and into Gatos, with Gatos surviving the merger as a direct, wholly-owned subsidiary of First Majestic. Under the terms of the Definitive Agreement, Gatos’ shareholders will receive 2.550 common shares of First Majestic for each common share of Gatos held as of the effective date of the Transaction. At closing, First Majestic will issue an aggregate of approximately 177 million common shares to Gatos shareholders, and following completion of the Transaction, existing Gatos shareholders will own approximately 38% of the issued and outstanding common shares of First Majestic on a fully-diluted basis.

The Transaction is expected to close in early 2025, subject to the satisfaction of customary closing conditions, including approvals of the shareholders of First Majestic and Gatos, clearance under Mexican anti-trust laws, and approval of the listing of the First Majestic common shares to be issued under the Transaction on both the Toronto Stock Exchange and the NYSE. The Definitive Agreement and the Transaction have been unanimously approved by the board of directors of each of First Majestic and Gatos, and in the case of Gatos, on the unanimous recommendation of a special committee of independent directors of Gatos.

All directors and certain executive officers of Gatos, as well as the Electrum Group, which owns approximately 32% of the issued and outstanding common shares of Gatos, have entered into voting support agreements with First Majestic pursuant to which they have agreed, subject to the terms of such agreements, to vote their Gatos shares in favour of the Transaction.

ADVISORS AND COUNSEL

National Bank Financial acted as exclusive financial advisor to First Majestic. TD Securities provided a fairness opinion to the board of directors of First Majestic. Bennett Jones LLP and Dorsey & Whitney LLP acted as legal advisors to First Majestic.

BofA Securities acted as exclusive financial advisor to Gatos. GenCap Mining Advisory Ltd. provided a fairness opinion to the Special Committee of the Gatos board of directors. White & Case LLP and McCarthy Tetrault LLP acted as legal advisors to Gatos.

CONFERENCE CALL DETAILS

First Majestic and Gatos will host a joint conference call and webcast on Thursday, September 5, 2024, at 8:00 a.m. (PT) / 11:00 a.m. (ET) to discuss the Transaction.

To participate in the conference call, please use the following dial-in numbers:

Canada & USA Toll-Free:	+1-844-763-8274
Outside of Canada & USA:	+1-647-484-8814
Toll-Free Germany:	+49-69-1741-5718
Toll-Free UK:	+44-20-3795-9972

Participants should dial-in at least 10 minutes prior to the start of the call to ensure placement into the conference on time.

A live webcast of the call will be accessible through the “September 5, 2024 Webcast Link” on the First Majestic home page at www.firstmajestic.com and on Gatos’ website at www.gatossilver.com. A webcast archive will be available approximately one hour after the end of the event and will be accessible for three months through the same link as the live event.

A recording of the conference call will be available for telephone replay approximately one hour after the end of the event by calling:

USA Toll-Free:	+1-877-344-7529
Canada Toll-Free:	+1-855-669-9658
Outside of Canada & USA:	+1-412-317-0088
Access Code:	4670537#

The telephone audio replay will be available for seven days following the end of the event.

ABOUT FIRST MAJESTIC

First Majestic is a publicly traded mining company focused on silver and gold production in Mexico and the United States. First Majestic presently owns and operates the San Dimas Silver/Gold Mine, the Santa Elena Silver/Gold Mine, and the La Encantada Silver Mine, all located in Mexico, as well as a portfolio of development and exploration assets, including the Jerritt Canyon Gold project located in northeastern Nevada, U.S.A.

First Majestic is proud to own and operate its own minting facility, First Mint, LLC, and to offer a portion of its silver production for sale to the public. Bars, ingots, coins and medallions are available for purchase online at www.firstmint.com, at some of the lowest premiums available.

Investors and Media Contact:
Darrell Rae
Investor Relations
info@firstmajestic.com
(604) 688 3033

ABOUT GATOS

Gatos is a silver dominant exploration, development and production company that discovered a new silver and zinc-rich mineral district in southern Chihuahua State, Mexico. As a 70% owner of the Los Gatos Joint Venture (the “LGJV”), the Company is primarily focused on operating the Cerro Los Gatos mine and on growth and development of the Los Gatos district. The LGJV consists of approximately 103,000 hectares of mineral rights, representing a highly prospective and under-explored district with numerous silver-zinc-lead epithermal mineralized zones identified as priority targets.

Investors and Media Contact:
André van Niekerk
Chief Financial Officer
investors@gatossilver.com
(604) 424 0984

Important Information for Investors and Shareholders about the Transaction and Where to Find It

This news release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities of First Majestic or Gatos or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities of First Majestic or Gatos in any jurisdiction in contravention of applicable law. This news release may be deemed to be soliciting material relating to the Transaction.

In connection with the proposed transaction between First Majestic and Gatos pursuant to the Definitive Agreement and subject to future developments, First Majestic will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that is expected to include a Proxy Statement of Gatos that will also constitute a Prospectus of First Majestic (the “Proxy Statement/Prospectus”) and other documents. First Majestic will also file a management proxy circular in connection with the transaction with applicable Canadian securities regulatory authorities. This news release is not a substitute for any registration statement, proxy statement, prospectus or other document First Majestic or Gatos may file with the SEC or Canadian securities regulatory authorities in connection with the pending Transaction. Gatos plans to mail to the Gatos stockholders the definitive Proxy Statement/Prospectus in connection with the transaction and First Majestic will deliver its proxy circular to First Majestic shareholders. INVESTORS AND SECURITY HOLDERS OF GATOS AND FIRST MAJESTIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT PROXY CIRCULAR, RESPECTIVELY, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST MAJESTIC, GATOS, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when available), the filings with the SEC that will be incorporated by reference into the Proxy Statement/Prospectus and other documents filed with the SEC by First Majestic and Gatos containing important information about First Majestic or Gatos and the Transaction through the website maintained by the SEC at www.sec.gov. Investors will also be able to obtain free copies of the management proxy circular and other documents filed with Canadian securities regulatory authorities by First Majestic, through the website maintained by the Canadian Securities Administrators at www.sedarplus.com. In addition, investors and security holders will be able to obtain free copies of the documents filed by First Majestic with the SEC and Canadian securities regulatory authorities on First Majestic’s website at www.firstmajestic.com or by contacting First Majestic’s investor relations team. Copies of the documents filed with the SEC by Gatos will be available free of charge on Gatos’s website or by contacting Gatos’ investor relations team.

Participants in the Merger Solicitation

First Majestic, Gatos and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of First Majestic and the stockholders of Gatos in connection with the Transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above and other relevant documents when it is filed with the SEC and Canadian securities regulatory authorities in connection with the Transaction. Additional information regarding First Majestic’s directors and executive officers is also included in First Majestic’s Notice of Annual Meeting of Shareholders and 2024 Proxy Statement, which was filed with the SEC and Canadian securities regulatory authorities on April 15, 2024, and information regarding Gatos’s directors and executive officers is also included in Gatos’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 20, 2024, as amended by Amendment No. 1 to such annual report filed with the SEC on May 6, 2024 and Gatos’ 2024 Proxy Statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2024. These documents are available free of charge as described above.

Non-GAAP Financial Measures

This news release includes reference to certain financial measures which are not standardized measures under the parties’ respective financial reporting frameworks. These measures include all-in sustaining costs (or “AISC”) per payable silver equivalent ounce and free cash flow. The parties believe that these measures, together with measures determined in accordance with GAAP or IFRS, provide investors with an improved ability to evaluate the underlying performance of First Majestic. These measures are widely used in the mining industry as a benchmark for performance but do not have any standardized meaning prescribed under IFRS, and therefore they may not be comparable to similar measures disclosed by other companies. The data is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with IFRS. For a complete description of how First Majestic calculates such measures and a reconciliation of certain measures to GAAP terms please see “Non-GAAP Measures” in First Majestic’s most recent management discussion and analysis filed on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov/edgar.

For a complete description of how Gatos calculates such measures and a reconciliation of certain measures to GAAP terms, please see “Non-GAAP Measures” in Gatos’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 20, 2024, as amended by Amendment No. 1 to such annual report filed with the SEC on May 6, 2024 at www.sec.gov/edgar.

Cautionary Note Regarding Forward Looking Statements

This news release contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” under applicable Canadian securities laws (collectively, “forward‐looking statements”). These statements relate to future events or the future performance, business prospects or opportunities of First Majestic and/or Gatos that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management of First Majestic and/or Gatos made in good faith in light of management’s experience and perception of historical trends, current conditions and expected future developments. Forward‐looking statements in this news release include, but are not limited to, statements with respect to: closing of the Transaction and the terms and timing related thereto; the anticipated benefits of the Transaction to First Majestic, Gatos and their respective shareholders including increased shareholder value; the timing and receipt of required shareholder, stock exchange and regulatory approvals; satisfaction of the conditions to completion of the Transaction; the anticipated timing of mailing proxy statements and circulars regarding the Transaction; liquidity, enhanced value and capital markets profile of First Majestic; cash flow and revenue estimates; future growth potential for First Majestic, Gatos and their respective businesses; life of mine estimates; estimates regarding the future price of silver and other metals, asset quality and geographic spread, the estimation of mineral reserves and resources, the realization of mineral reserve estimates, and the timing and amount of estimated future production, recovery rates, costs of production and all-in sustaining costs, capital expenditures, the costs and timing of the development of new deposits and exploration programs and expected listing of shares on the New York Stock Exchange and the Toronto Stock Exchange. Assumptions may prove to be incorrect and actual results may differ materially from those anticipated. Consequently, guidance cannot be guaranteed. As such, investors are cautioned not to place undue reliance upon guidance and forward‐looking statements as there can be no assurance that the plans, assumptions or expectations upon which they are placed will occur. All statements other than statements of historical fact may be forward‐looking statements. Statements concerning proven and probable mineral reserves and mineral resource estimates may also be deemed to constitute forward‐looking statements to the extent that they involve estimates of the mineralization that will be encountered as and if the property is developed, and in the case of measured and indicated mineral resources or proven and probable mineral reserves, such statements reflect the conclusion based on certain assumptions that the mineral deposit can be economically exploited. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives or future events or performance (often, but not always, using words or phrases such as “seek”, “anticipate”, “plan”, “continue”, “estimate”, “expect”, “may”, “will”, “project”, “predict”, “forecast”, “potential”, “target”, “intend”, “could”, “might”, “should”, “believe” and similar expressions) are not statements of historical fact and may be “forward‐looking statements”.

Actual results may vary from forward‐looking statements. Forward‐looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from those expressed or implied by such forward‐looking statements, including but not limited to: satisfaction or waiver of all applicable closing conditions for the Transaction on a timely basis or at all including, without limitation, receipt of all necessary shareholder, stock exchange and regulatory approvals or consents and lack of material changes with respect to First Majestic and Gatos and their respective businesses, all as more particularly set forth in the Definitive Agreement and the timing of the closing of the Transaction and the failure of the Transaction to close for any reason; the outcome of any legal proceedings that may be instituted against First Majestic or Gatos and others related to the Transaction; unanticipated difficulties or expenditures relating to the Transaction; risks relating to the value of the consideration to be issued in connection with the Transaction; the diversion of management time on pending Transaction-related issues; the synergies expected from the Transaction not being realized; business integration risks; fluctuations in security markets; the duration and effects of the COVID‐19, and any other pandemics on operations and workforce, and the effects on global economies and society; general economic conditions including inflation risks; actual results of exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; commodity prices; variations in ore reserves, grade or recovery rates; availability of sufficient water for operating purposes; actual performance of plant, equipment or processes relative to specifications and expectations; accidents; labour relations; relations with local communities; changes in national or local governments; changes in applicable legislation or application thereof; delays in obtaining approvals or financing or in the completion of development or construction activities; exchange rate fluctuations; requirements for additional capital; government regulation; environmental risks; reclamation expenses; risks related to international operations; risks related to joint venture operations; outcomes of pending litigation; changes in taxation, controls and political or economic developments; operating or technical difficulties in connection with mining or development activities; risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins and flooding); risks relating to the credit worthiness or financial condition of suppliers, refiners and other parties with whom First Majestic or Gatos does business; limitations on insurance coverage; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on mining, including those currently enacted or pending in Mexico, whether or not currently in force; employee relations; relationships with and claims by local communities and indigenous populations; availability and increasing costs associated with mining inputs and labour; the speculative nature of mineral exploration and development, including the risks of obtaining or maintaining necessary licenses, permits and approvals from government authorities; diminishing quantities or grades of mineral reserves as properties are mined; First Majestic’s and Gatos’ title to properties, changes in climate conditions and extreme weather events, as well as those factors discussed in (a) the section entitled “Description of the Business ‐ Risk Factors” in First Majestic’s most recently filed AIF, available under its profile on SEDAR+ at www.sedarplus.ca, and as an exhibit to its most recently filed Form 40‐F available on EDGAR at www.sec.gov/edgar or on First Majestic’s website and (b) the Gatos’ Annual Report on Form 10-K for the year ended December 31, 2023, available on EDGAR at www.sec.gov/edgar or on Gatos’s website. First Majestic is not affirming or adopting any statements or reports attributed to Gatos (including prior mineral reserve and resource declaration) in this news release or made by Gatos outside of this news release. Gatos is not affirming or adopting any statements or reports attributed to First Majestic (including prior mineral reserve and resource declaration) in this news release or made by First Majestic outside of this news release. In addition, the failure of a party to comply with the terms of the Definitive Agreement may result in that party being required to pay a fee to the other party, the result of which could have a material adverse effect on the paying party’s financial position and results of operations and its ability to fund growth prospects and current operations. Although First Majestic and Gatos have attempted to identify important factors that could cause actual results to differ materially from those contained in forward‐looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.

First Majestic and Gatos believe that the expectations reflected in these forward-looking statements are reasonable, but no assurance can be given that these expectations will prove to be correct and such forward-looking statements included herein should not be unduly relied upon. These statements speak only as of the date hereof. First Majestic and Gatos do not intend, and do not assume any obligation, to update these forward-looking statements or forward-looking information, except as required by applicable laws.